UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2005

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GTECH Holdings Corporation

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(Exact name of Registrant as specified in its charter)

Delaware

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(State or other jurisdiction of incorporation)

1-11250   05-0450121

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(Commission File Number)              (IRS Employer Identification Number)

55 Technology Way, West Greenwich, Rhode Island 02817

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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 401-392-1000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[	]	Written communication pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[	]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 204.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
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This Report incorporates by reference the: (a) press release issued by GTECH Holdings Corporation (“GTECH”) on December 16, 2005 announcing GTECH's fiscal 2006 third quarter results, and updating guidance for the fourth quarter and full year of fiscal 2006 (which ends on February 25, 2006), the text of which press release is included as Exhibit 99.1 hereto, (b) script for GTECH's fiscal 2006 third quarter earnings conference call held on December 16, 2005, which is included as Exhibit 99.2 hereto, and (c) slides for GTECH’s fiscal 2006 third quarter earnings conference call, which are included as Exhibit 99.3 hereto.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, GTECH Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTECH HOLDINGS CORPORATION

By:	/s/Walter G. DeSocio

Walter G. DeSocio

Senior Vice President, General Counsel and Secretary

Dated: December 16, 2005

Exhibit Index

Exhibit Number	Description
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Exhibit 99.1	Press Release dated December 16, 2005

Exhibit 99.2	December 16, 2005 Earnings Conference Call Script

Exhibit 99.3	Slides for December 16, 2005 Earnings Conference Call